UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2007
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32599 (Commission File Number)	20-2485124 (IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma (Address of principal executive offices)		74172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 30, 2007, Williams Partners L.P. (the “Partnership”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Williams Energy Services, LLC (“WES”), Williams Field Services Group, LLC (“WFSG”), Williams Field Services Company, LLC (“WFSC”), Williams Partners GP LLC, the general partner of the Partnership (the “General Partner” and together with WES, WFSG and WFSC, the “Seller Parties”), and Williams Partners Operating LLC, the operating subsidiary of the Partnership (“Williams OLLC” and together with the Partnership, the “Buyer Parties”). Pursuant to the Purchase Agreement, the Seller Parties agreed to sell to the Buyer Parties a 100% Class A limited liability company membership interest and 20 Class C Units (the “Wamsutter Interest”) in Wamsutter LLC (“Wamsutter”) for aggregate consideration of $750.0 million.
     Wamsutter owns an approximate 1,700-mile natural gas gathering system, including a natural gas processing plant (the “Wamsutter System”), located in the Washakie Basin in Wyoming.
     Upon the closing of the transactions contemplated by the Purchase Agreement, the following, among other things, will occur: (i) WFSC and Wamsutter will enter into an assignment agreement (the “Assignment Agreement”) pursuant to which WFSC will transfer the Wamsutter System to Wamsutter, (ii) the Seller Parties and the Buyer Parties will enter into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) pursuant to which the Wamsutter Interest will be contributed from the Seller Parties to the Buyer Parties; and (iii) the Seller Parties and the Buyer Parties will enter into the Amended and Restated Limited Liability Company Agreement of Wamsutter LLC (the “New LLC Agreement”).
     The closing of the Purchase Agreement is subject to the satisfaction of a number of conditions, including the Buyer Parties’ ability to obtain financing. The Partnership expects closing to occur in the fourth quarter of 2007.
     The aggregate consideration paid by the Partnership for the Wamsutter Interest will consist of cash and common units representing limited partner interests in the Partnership (“Common Units”) issued to the General Partner or its designee(s). Any issuance of Common Units pursuant to the Purchase Agreement as partial consideration for the Wamsutter Interest will be made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) of the Securities Act.
     Pursuant to the Purchase Agreement, the Seller Parties agreed to indemnify the Buyer Parties, their subsidiaries and their respective security holders, officers, directors and employees, and the officers, directors and employees of the General Partner (the “Buyer Indemnified Parties”) against certain losses resulting from any breach of the Seller Parties’ representations, warranties, covenants or agreements or any breach or violation of any environmental laws (as defined in the Purchase Agreement) by Wamsutter or relating to its assets, operations or businesses that occurs prior to closing. The Buyer Parties agreed to indemnify the Seller Parties, their affiliates (other than Wamsutter or the Buyer Indemnified Parties and their respective security holders, officers, directors and employees) and their respective security holders, officers, directors and employees against certain losses resulting from any breach of the Buyer Parties’ representations, warranties, covenants or agreements by Wamsutter or relating to its assets, operations or businesses that occurs after closing. Certain of the parties’ indemnification obligations, considered collectively under the Purchase Agreement, are subject to a deductible of $3.0 million. All of the parties’ indemnification obligations are subject to a cap equal to $100.0 million, except that the Seller Parties’ indemnification obligation with respect to a breach of their representation of title to the Wamsutter Interest and certain other representations shall not exceed the $750.0 million purchase price. In addition, the parties’ reciprocal indemnification obligations for certain tax liabilities and losses are not subject to the deductible and cap.
     The description of the Purchase Agreement in this report is qualified in its entirety by reference to the copy of the Purchase Agreement, including the form of each of the Contribution Agreement, the New LLC Agreement and the Assignment Agreement attached as exhibits thereto, filed as Exhibit 2.1 to this report, which is incorporated by reference into this report in its entirety.
     The General Partner serves as the general partner of the Partnership, holding a 2% general partner interest and incentive distribution rights in the Partnership. The Williams Companies, Inc. (“Williams”) currently directly or indirectly owns (i) 100% of the General Partner, which allows it to control the Partnership and own the 2% general partner interest and incentive distribution rights in the Partnership, (ii) 100% of WES, WFSG and WFSC, and (iii) an approximate 21% limited partner interest in the Partnership. The conflicts committee of the board of directors of the General Partner recommended approval of the Partnership’s acquisition of the Wamsutter Interest. The conflicts committee retained independent legal and financial advisors to assist it in evaluating and negotiating the transaction. In recommending approval of the transaction, the conflicts committee based its decision in part on an opinion from the committee’s independent financial advisor that the consideration to be paid by the Partnership is fair, from a financial point of view, to the Partnership and its public unitholders.

     Further, certain officers and directors of the General Partner serve as officers and/or directors of Williams, WES, WFSG, WFSC and Wamsutter. The Partnership is a party to an omnibus agreement with Williams and its affiliates that governs the Partnership’s relationship with them regarding reimbursement and indemnification for certain matters, including certain general and administrative expenses and certain environmental liabilities, and a license for the use of certain software and intellectual property. The Partnership is also party to a $20.0 million working capital loan agreement under which Williams is the lender and the Partnership is the borrower.
Item 3.02 Unregistered Sales of Equity Securities.
     The information set forth under Item 1.01 above with respect to the issuance of Common Units pursuant to the Purchase Agreement and the terms of such Common Units is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On November 30, 2007, the Partnership and Williams issued a joint press release announcing that the Partnership has agreed to acquire the Wamsutter Interest for aggregate consideration of $750.0 million. Closing of the transaction is subject to regulatory approvals, the Partnership’s ability to obtain financing and other conditions and is expected to be completed in the fourth quarter of 2007. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.
     Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.
     Certain matters discussed in this current report on Form 8-K, excluding historical information, might contain forward-looking statements — statements that do not directly or exclusively relate to historical facts. You typically can identify forward-looking statements by the use of forward-looking words, such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “forecast,” “may,” “plan,” “potential,” “project,” “schedule,” “will” and other similar words. These statements are based on the Partnership’s intentions, beliefs and assumptions about future events and are subject to risks, uncertainties and other factors. Actual results could differ materially from those contemplated by the forward-looking statements. In addition to any assumptions, risks, uncertainties and other factors referred to specifically in connection with such statements, other factors could cause the Partnership’s actual results to differ materially from the results expressed or implied in any forward-looking statements. Those risks, uncertainties and factors include, among others: The Partnership may not have sufficient cash from operations to enable it to pay the minimum quarterly distribution following establishment of cash reserves and payment of fees and expenses, including payments to the General Partner; Because of the natural decline in production from existing wells and competitive factors, the success of the Partnership’s gathering and transportation businesses depends on its ability to connect new sources of natural gas supply, which is dependent on factors beyond its control. Any decrease in supplies of natural gas could adversely affect the Partnership’s business and operating results; The Partnership’s processing, fractionation and storage businesses could be affected by any decrease in natural gas liquids (“NGLs”) prices or a change in NGL prices relative to the price of natural gas; The Partnership depends on certain key customers and producers for a significant portion of its revenues and supply of natural gas and NGLs. The loss of any of these key customers or producers could result in a decline in its revenues and cash available to pay distributions; If third-party pipelines and other facilities interconnected to the Partnership’s pipelines and facilities become unavailable to transport natural gas and NGLs or to treat natural gas, its revenues and cash available to pay distributions could be adversely affected; Williams’ public indentures and the Partnership’s credit facility contain financial and operating restrictions that may limit its access to credit. In addition, the Partnership’s ability to obtain credit in the future will be affected by Williams’ credit ratings; The Partnership’s industry is highly competitive, and increased competitive pressure could adversely affect its business and operating results; The Partnership’s results of storage and fractionation operations are dependent upon the demand for propane and other NGLs. A substantial decrease in this demand could adversely affect the Partnership’s business and operating results; The Partnership’s operations are subject to operational hazards and unforeseen interruptions for which we may not be adequately insured; Partnership’s operations are subject to governmental laws and regulations relating to the protection of the environment, which may expose it to significant costs and liabilities; The Partnership’s natural gas gathering operations in the San Juan Basin may be subjected to regulation by the state of New Mexico, which could negatively affect the Partnership’s revenues and cash flows; Potential changes in accounting standards might cause the Partnership to revise its financial results and disclosures in the future; Williams controls the General Partner, which has sole responsibility for conducting the Partnership’s business and managing its operations. Williams and its affiliates have conflicts of interest with the Partnership, and they may favor their own interests to the detriment of the holders of Common Units (“unitholders”); The Partnership’s partnership agreement limits the General Partner’s fiduciary duties to unitholders and restricts the remedies available to unitholders for actions taken by the General Partner that might otherwise constitute breaches of fiduciary duty; Even if unitholders are dissatisfied, they have little ability to remove the General Partner without its consent; The Partnership may issue additional common units without unitholder approval, which would dilute unitholders’ ownership interests; Williams and its affiliates, including Williams Pipeline Partners, may compete directly with the Partnership and have no obligation to present business opportunities to it; Williams is also not obligated to offer the Partnership the opportunity to acquire additional assets or businesses from it, which could limit the Partnership’s commercial activities or its ability to grow; Certain of the executive officers and directors of the General Partner are also officers and/or directors of Williams and Williams Pipeline Partners’ general partner, and these persons will also owe fiduciary duties to those entities; Unitholders have limited voting rights and are not entitled to elect the General Partner or its directors; The tax treatment of the Partnership depends on its status as a partnership for federal income tax purposes, as well as the Partnership not being subject to a material amount of entity-level taxation by states and localities. If the Internal Revenue Service were to treat the Partnership as a corporation or if it were to become subject to entity-level taxation for state or local tax purposes, then the Partnership’s cash available for distribution to unitholders would be substantially reduced. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors are urged to closely consider the disclosures and risk factors in the Partnership’s annual report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2007 and the Partnership’s quarterly reports on Form 10-Q available from the Partnership’s offices or from the Partnership’s website at www.williamslp.com.
Item 9.01 Financial Statements and Exhibits.
     (d)      Exhibits.

Exhibit Number	Description

Exhibit 2.1 #	Purchase and Sale Agreement, dated November 30, 2007, by and among Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC.
Exhibit 99.1	Press Release, dated November 30, 2007

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
	By:	Williams Partners GP LLC,
its General Partner

Date: November 30, 2007	/s/ William H. Gault
William H. Gault
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1 #	Purchase and Sale Agreement, dated November 30, 2007, by and among Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC.
Exhibit 99.1	Press Release, dated November 30, 2007

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.